SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 25, 1997

                  Southern Pacific Secured Assets Corporation,
   Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-01 Trust
             (Exact name of registrant as specified in its charter)


New York (governing law of Pooling
 and Servicing Agreement)           333-15473-02             Applied For
(State or other jurisdiction of     (Commission              (I.R.S.Employer
 incorporation or organization)     File Number)             Identification No.)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                         21044
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (410) 884-2000


ITEM 5.  Other Events

On March 25,  1997,  a  distribution  was made to  holders of  Southern  Pacific
Secured   Assets   Corporation,    Mortgage   Loan   Asset-Backed   Pass-Through
Certificates, Series 1997-01 Trust.

ITEM 7.  Financial Statements and Exhibits

         (c)  Exhibits

                  Item 601(a) of
                  Regulation S-K
                  Exhibit Number            Description

                  (EX-99.1)   Monthly  report   distributed  to  holders  of
                              Mortgage    Loan     Asset-Backed     Pass-Through
                              Certificates, Series 1997-01 Trust, relating to the March 25,1997, distribution



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  Southern Pacific Secured Assets Corporation,
   Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-01 Trust
                                  (Registrant)

                                        By:      Norwest Bank of Minnesota, N.A.
                                                 as Trustee
                                        By:      /s/Sherri J. Sharps
                                        Name:    Sherri J. Sharps
                                        Title:   Vice president
                                        Date:    April 4, 1997


                                INDEX TO EXHIBITS


Exhibit Number                         Description

(EX-99.1)    Monthly   report   distributed  to  holders  of  Mortgage  Loan
             Asset-Backed  Pass-Through  Certificates,   Series  1997-01  Trust,
             relating to the March 25, 1997, distribution